UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 8, 2005

AMSOUTH BANCORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-7476	63-0591257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AMSOUTH CENTER

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 320-7151

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2005, the Human Resources Committee (the “Committee”) of AmSouth Bancorporation (the “Company”) granted performance units and stock options pursuant to the Company’s 1996 Long Term Incentive Compensation Plan (the “Plan”) to the Chief Executive Officer and the next four most highly compensated executive officers of the Company. A copy of the Plan is attached as Exhibit 10.2 to the Company’s Report on Form 10-Q for the quarter ending September 30, 2004, filed with the Securities and Exchange Commission. A copy of the forms of Performance Unit Grant Agreement and Stock Option Grant Agreement are included with this current report on Form 8-K as Exhibits 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits.

10.1	Form of Performance Unit Grant Agreement

10.2	Form of Stock Option Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSOUTH BANCORPORATION

By:	/s/ Carl L. Gorday
Name:	Carl L. Gorday
Title:	Assistant Secretary

Date: February 11, 2005